                                                                     Exhibit d.4

                       AUCTION RATE CUMULATIVE PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES TH

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
   1

THIS CERTIFICATE IS TRANSFERABLE                            CUSIP______________
IN BOSTON OR IN NEW YORK CITY                              SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                             PIMCO HIGH INCOME FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *____________________* (_____) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series TH, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO High Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of February 18, 2003, establishing PIMCO High Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO High Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the seal of the Fund and the signatures
               of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------    -------------------------    -------------------------
 Authorized Signature            Treasurer                     President

     This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series TH, contained in the Second Amended and Restated Bylaws of PIMCO High Income Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO High Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
JT TEN            As joint tenants, with rights of survivorship   TEN IN COM                As tenants in common
                  and not as tenants in common                    TEN BY ENT                As tenants by the entireties
                                                                  UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
ADM               Administrator(s)                                FDN                       Foundation
                  Administratrix                                  PL                        Public Law
AGMT              Agreement                                       TR                        (As) trustee(s) for, of
CUST              Custodian for                                   UA                        Under Agreement
EST               Estate, Of estate of                            UW                        Under will of, Of will of,
EX                Executor(s), Executrix                                                    Under last will & testament
FBO               For the benefit of

                Additional abbreviations may also be used though
                             not in the above list.

                                  TRANSFER FORM
                                  -------------

 For value received, ____________________ hereby sell, assign and transfer unto:
                             (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------            ---------------------------------------------------
                                  Please Print or Typewrite Name and Address
                                    (including postal Zip Code of Assignee)

________________________________________________________________________________

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated
     ----------, -----
                                  Signature(s)
                                              ----------------------------------
Signature Guaranteed By                       (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
                                              this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
                                              owner, all must sign.)

--------------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                       AUCTION RATE CUMULATIVE PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES M

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                            CUSIP______________
IN BOSTON OR IN NEW YORK CITY                              SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                             PIMCO HIGH INCOME FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *____________________* (_____) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series M, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO High Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of February 18, 2003, establishing PIMCO High Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO High Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the seal of the Fund and the signatures
               of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------    -------------------------    -------------------------
 Authorized Signature            Treasurer                     President

     This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series M, contained in the Second Amended and Restated Bylaws of PIMCO High Income Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO High Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
JT TEN            As joint tenants, with rights of survivorship   TEN IN COM                As tenants in common
                  and not as tenants in common                    TEN BY ENT                As tenants by the entireties
                                                                  UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
ADM               Administrator(s)                                FDN                       Foundation
                  Administratrix                                  PL                        Public Law
AGMT              Agreement                                       TR                        (As) trustee(s) for, of
CUST              Custodian for                                   UA                        Under Agreement
EST               Estate, Of estate of                            UW                        Under will of, Of will of,
EX                Executor(s), Executrix                                                    Under last will & testament
FBO               For the benefit of

                Additional abbreviations may also be used though
                             not in the above list.

                                  TRANSFER FORM
                                  -------------

 For value received, ____________________ hereby sell, assign and transfer unto:
                             (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------            ---------------------------------------------------
                                  Please Print or Typewrite Name and Address
                                    (including postal Zip Code of Assignee)

________________________________________________________________________________

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated
     ----------, -----
                                  Signature(s)
                                              ----------------------------------
Signature Guaranteed By
                                              (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
                                              this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
                                              owner, all must sign.)

--------------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                       AUCTION RATE CUMULATIVE PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES F

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                            CUSIP______________
IN BOSTON OR IN NEW YORK CITY                              SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                             PIMCO HIGH INCOME FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *____________________* (_____) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series F, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO High Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of February 18, 2003, establishing PIMCO High Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO High Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the seal of the Fund and the signatures
               of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------    -------------------------    -------------------------
 Authorized Signature            Treasurer                     President

     This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series F, contained in the Second Amended and Restated Bylaws of PIMCO High Income Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO High Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
JT TEN            As joint tenants, with rights of survivorship   TEN IN COM                As tenants in common
                  and not as tenants in common                    TEN BY ENT                As tenants by the entireties
                                                                  UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
ADM               Administrator(s)                                FDN                       Foundation
                  Administratrix                                  PL                        Public Law
AGMT              Agreement                                       TR                        (As) trustee(s) for, of
CUST              Custodian for                                   UA                        Under Agreement
EST               Estate, Of estate of                            UW                        Under will of, Of will of,
EX                Executor(s), Executrix                                                    Under last will & testament
FBO               For the benefit of

                Additional abbreviations may also be used though
                             not in the above list.

                                  TRANSFER FORM
                                  -------------

 For value received, ____________________ hereby sell, assign and transfer unto:
                             (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------            ---------------------------------------------------
                                  Please Print or Typewrite Name and Address
                                    (including postal Zip Code of Assignee)

________________________________________________________________________________

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated
     ----------, -----
                                  Signature(s)
                                              ----------------------------------
Signature Guaranteed By
                                              (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
                                              this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
                                              owner, all must sign.)

--------------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                       AUCTION RATE CUMULATIVE PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES T

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                            CUSIP______________
IN BOSTON OR IN NEW YORK CITY                              SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                             PIMCO HIGH INCOME FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *____________________* (_____) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series T, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO High Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of February 18, 2003, establishing PIMCO High Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO High Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                 Witness the seal of the Fund and the signatures
                        of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------    -------------------------    -------------------------
 Authorized Signature            Treasurer                     President

     This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series T, contained in the Second Amended and Restated Bylaws of PIMCO High Income Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO High Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
JT TEN            As joint tenants, with rights of survivorship   TEN IN COM                As tenants in common
                  and not as tenants in common                    TEN BY ENT                As tenants by the entireties
                                                                  UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
ADM               Administrator(s)                                FDN                       Foundation
                  Administratrix                                  PL                        Public Law
AGMT              Agreement                                       TR                        (As) trustee(s) for, of
CUST              Custodian for                                   UA                        Under Agreement
EST               Estate, Of estate of                            UW                        Under will of, Of will of,
EX                Executor(s), Executrix                                                    Under last will & testament
FBO               For the benefit of

                Additional abbreviations may also be used though
                             not in the above list.

                                  TRANSFER FORM
                                  -------------

 For value received, ____________________ hereby sell, assign and transfer unto:
                             (I/We)
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------            ---------------------------------------------------
                                  Please Print or Typewrite Name and Address
                                    (including postal Zip Code of Assignee)

________________________________________________________________________________

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated
     ----------, -----
                                  Signature(s)
                                              ----------------------------------
Signature Guaranteed By
                                              (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
                                              this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
                                              owner, all must sign.)

--------------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                       AUCTION RATE CUMULATIVE PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES W

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                            CUSIP______________
IN BOSTON OR IN NEW YORK CITY                              SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                             PIMCO HIGH INCOME FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *____________________* (_____) fully paid and non-assessable Auction Rate Cumulative Preferred Share(s) of Beneficial Interest, Series W, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO High Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of February 18, 2003, establishing PIMCO High Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO High Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the seal of the Fund and the signatures
               of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


----------------------    -------------------------    -------------------------
 Authorized Signature            Treasurer                     President

     This certificate is issued subject to the provisions restricting transfers of the Auction Rate Cumulative Preferred Shares of Beneficial Interest, Series W, contained in the Second Amended and Restated Bylaws of PIMCO High Income Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to PIMCO High Income Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
JT TEN            As joint tenants, with rights of survivorship   TEN IN COM                As tenants in common
                  and not as tenants in common                    TEN BY ENT                As tenants by the entireties
                                                                  UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation      Equivalent                                      Abbreviation              Equivalent
--------------    ---------------------------------------------   ----------------------    -------------------------------
ADM               Administrator(s)                                FDN                       Foundation
                  Administratrix                                  PL                        Public Law
AGMT              Agreement                                       TR                        (As) trustee(s) for, of
CUST              Custodian for                                   UA                        Under Agreement
EST               Estate, Of estate of                            UW                        Under will of, Of will of,
EX                Executor(s), Executrix                                                    Under last will & testament
FBO               For the benefit of

                Additional abbreviations may also be used though
                             not in the above list.

                                  TRANSFER FORM
                                  -------------

For value received, ____________________ hereby sell, assign and transfer unto:
                            (I/We)
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------            ---------------------------------------------------
                                  Please Print or Typewrite Name and Address
                                    (including postal Zip Code of Assignee)

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated
     ----------, -----
                                  Signature(s)
                                              ----------------------------------
Signature Guaranteed By
                                              (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
                                              this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
                                              owner, all must sign.)

--------------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.